Cash and cash equivalents (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	[1]
Cash And Cash Equivalents
Cash	$ 6,214	$ 24,860
Short-term investments		21,058
Cash and cash equivalents	$ 6,214	$ 45,918	$ 48,584

[1]	Effective January 1, 2024, the Company changed its presentation currency from Canadian dollars to United States dollars. Refer to Note 2.4 “Presentation currency of the financial statements” for further details.